UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 20, 2010

ICOP DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	001-32560 (Commission File Number)	84-1493152 (I.R.S. Employer Identification No.)
16801 West 116th Street Lenexa, Kansas (Address of principal executive offices)		66219 (Zip Code)

Registrant’s telephone number, including area code:  913-338-5550

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

    As previously disclosed, we have a history of negative cash flow and losses from operations, and have relied upon third party equity and debt financing to purchase inventory and support operations.  We have instituted significant cost reductions to the extent we deemed prudent in light of our sales and customer service requirements.  However, we do not project that we can operate at a break-even level without a substantial increase in sales revenues.

    We have pursued and continue to pursue several potential sources of capital to fund our operations and the purchase of inventory to meet our sales demand and have so far been unsuccessful. We do not have adequate cash to meet our December 31, 2010 payroll. As a result we must lay off our entire staff and suspend operations until such financing is obtained or until we determine such financing is not available.  Pursuant to the authorization of our Board of Directors, a team of executives and key employees will continue to serve without compensation to provide leadership, seek financing, and guide the Company through this period. David C. Owen, our Chairman and CEO, has been designated the official spokesman for the Company. There can be no assurance such financing will be available to us in sufficient time or amount to resume normal operations.  Even if such financing is obtained, there can be no assurance that customers will not cancel orders or that employees will not seek positions elsewhere in the interim. We are actively pursuing alternative financing and other strategic arrangements to finance our inventory requirements and meet our payroll and other operating obligations.  We will have availability under our shelf registration statement commencing in February 2011.  However, unless we are able to obtain adequate third party financing in the immediate future, we may be unable to capitalize on our sales momentum or avoid permanent suspension of operations.

Forward Looking Statements

This report contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to material known and unknown risks, uncertainties and contingencies.  These forward-looking statements include information about possible or assumed financial results of our business, financial condition, liquidity, results of operations, plans and objectives.  In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate,” and “estimate,” the negative of these words or other comparable words.  These statements are only predictions and expressions of belief.  You should not place undue reliance on these forward-looking statements.  These forward-looking statements are qualified by their terms and/or important factors, many of which are outside our control, and involve a number of risks, uncertainties and contingencies that could cause actual results and events to differ materially from the statements made.  Such factors include, among other things, the risks and uncertainties described in “Forward-Looking Statements” in our annual report on Form 10-K for the year ended December 31, 2009 and our quarterly report on Form 10-Q for the quarter ended September 30, 2010, which are on file with the U.S. Securities and Exchange Commission (“SEC”).  Readers are strongly encouraged to consider these factors when evaluating forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOP DIGITAL, INC.

December 20, 2010	By: /s/ DAVID C. OWEN
Name: David C. Owen
Title: Chief Executive Officer